FINANCE EXPENSES	12 Months Ended
Dec. 31, 2021
FINANCE EXPENSES

22. FINANCE EXPENSES

Finance expenses consist of the following:

	2021	2020
	$	$
Interest expense - Debentures (1)	3,427	1,222
Interest expense - other	110	759
Rehabilitation provision - accretion	85	61
Post-retirement benefits - accretion	37	40
Unrealized loss on currency hedges	21	426
Finance expenses	3,680	2,508

(1)	The Debentures are recorded at amortized cost and accreted to the principal amount over the term of the Debentures (Note 15). For the year ended December 31, 2021, $1,433 (December 31, 2020– $588) relates to the coupon interest payment paid in common shares of the Company (Note 16) and $1,994 (December 30, 2020 – $634) relates to the additional accretion using the effective interest rate method.